Supplement dated June 30, 2005

to the Combined Prospectus dated February 25, 2005

for the Choice Funds-Focus Fund, Long-Short Fund & Market Neutral Fund

The following items supersede any contrary information contained in the Combined Prospectus dated February 25, 2005 for the Choice Focus Fund, Choice Long-Short Fund and Choice Market Neutral Fund:

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Effective June 30, 2005, the Funds no longer will charge a 2.00% redemption fee on early redemptions. Any information in the prospectus relating to the 2.00% redemption fee on shares held less than 30 days is hereby deleted.

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Effective June 30, 2005, the Market Neutral Fund will distribute dividends on a quarterly basis.

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Effective June 30, 2005, the Adviser will reimburse additional expenses and/or waive additional fees to lower the expense cap on the Market Neutral Fund from its current level. Therefore, the expense tables are hereby replaced with the following:

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
	FOCUS FUND	FOCUS FUND	LONG-SHORT FUND	LONG-SHORT FUND	MARKET NEUTRAL FUND	MARKET NEUTRAL FUND
	Class A	Class C	Class A	Class C	Class A	Class C
Management Fee	1.00%	1.00%	2.50%	2.50%	1.65%	1.65%
Distribution and/or Service (12b-1) fee	0.25%	1.00%	0.35%	1.00%	0.35%	1.00%
Other Expenses***	2.75%	2.75%	2.29%	2.87%	2.53%	3.30%
Total Annual Fund Operating Expenses	4.00%	4.75%	5.14%	6.37%	4.53%	5.95%
Less: Expense Waiver /Reimbursement****	1.50%	1.50%	1.07%	1.67%	2.27%	2.97%
Net Expenses	2.50%	3.25%	4.07%	4.70%	2.26%	2.98%

*** “Other Expenses” include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Fund’s allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. “Other Expenses” include dividend expense on securities sold short equal to 0.07% for Class A Shares and 0.05% for Class C Shares of the Long-Short Fund and 0.26% for Class A Shares and 0.33% for Class C Shares for the Market Neutral Fund.

**** Pursuant to an expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to limit the total operating expenses of the Funds other than expenses relating to dividends on short sales and extraordinaryexpenses, to an annual rate of 2.50% for Class A and 3.25% for Class C for the Choice Focus Fund, 4.00% for the Class A and 4.65% for Class C for the Choice Long-Short Fund of average net assets of each respective class through October 31, 2005, and 2.00% for Class A and 2.65% for Class C for the Market Neutral Fund through June 30, 2006, subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. After such date, the expense limitation may be terminated at any time.

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your cost at the end of each period would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Focus Fund – Class A +	$789	$1,572	$2,370	$4,437
Focus Fund – Class A ++	$789	$1,572	$2,370	$4,437
Focus Fund – Class C +	$428	$1,297	$2,271	$4,727
Focus Fund – Class C ++	$328	$1,297	$2,271	$4,727
Long-Short Fund – Class A +	$936	$1,916	$2,892	$5,321
Long-Short Fund – Class A++	$936	$1,916	$2,892	$5,321
Long-Short Fund- Class C +	$571	$1,731	$2,957	$5,878
Long-Short Fund - Class C ++	$471	$1,731	$2,957	$5,878
Market Neutral Fund – Class A+	$766	$1,650	$2,542	$4,810
Market Neutral Fund – Class A++	$766	$1,650	$2,542	$4,810
Market Neutral Fund – Class C+	$401	$1,504	$2,683	$5,536
Market Neutral Fund – Class C++	$301	$1,504	$2,683	$5,536

+   Assumes redemption at the end of period.

++ Assumes no redemption at the end of period.